John Hancock Sector Funds

Supplement to the Class A, Class B and Class C Shares Prospectus

dated March 1, 2006

John Hancock Real Estate Fund

GOAL AND STRATEGY

On page 8, the third paragraph has been deleted and replaced with the following:

The fund may invest up to 20% of assets in junk bonds rated as low a BB and their unrated equivalents, and up to 25% of assets in foreign securities. The fund may invest up to 20% of its assets in securities of issuers that are not considered real estate companies.

SECPS5	September 18, 2006

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

John Hancock Real Estate Fund

dated March 1, 2006 as revised May 1, 2006

INVESTMENT OBJECTIVES AND POLICIES

The “Investment in Foreign Securities section has been deleted and replaced with the following:

Investment in Foreign Securities. The Fund may invest up to 25% of its total assets in securities of foreign companies. The Fund may invest directly in the securities of foreign issuers, and may also invest in sponsored and unsponsored American Depository Receipts ("ADRs") and U.S. dollar-denominated securities of foreign issuers traded on U.S. exchanges. ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

05SAIS	September 18, 2006